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Exhibit 10.46.2

AMENDMENT TO INCENTIVE AGREEMENT

        The parties hereby agree to amend the certain INCENTIVE AGREEMENT ("Agreement") entered into as of January 2, 2001 (the "effective date"), by and between Ask Jeeves, Inc. and George Lichter ("Employee"), to extend the Grant Deadline to effectuate the transfers described in Section 2.2 of the Agreement by a period of 45 days from the Grant Deadline. The Grant Deadline is hereby extended to August 7, 2001.

Date	June 18th	Signature	/s/ GEORGE LICHTER
George Lichter
		Signature	/s/ CYNTHIA PEVEHOUSE

Print Name
For Ask Jeeves, Inc.

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  Exhibit 10.46.2